UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 12, 2005
                Date of report (Date of earliest event reported)

                           Supertel Hospitality, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

              0-25060                                  52-1889548
       (Commission File Number)            (IRS Employer Identification No.)

       309 North Fifth Street
              Norfolk, NE                                  68701
  (Address of Principal Executive Offices)               (Zip Code)

                                 (402) 371-2520
              (Registrant's Telephone Number, Including Area Code)


                        Humphrey Hospitality Trust, Inc.
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

     Supertel Hospitality, Inc. issued a press release on August 12, 2005 with earnings information on the company's second quarter ended June 30, 2005. The press release is furnished with this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Supertel Hospitality, Inc.


Date:  August 12, 2005            By:  /s/  Donavon A. Heimes
                                     ___________________________________
                                     Name:   Donavon A. Heimes
                                     Title:  Chief Financial Officer, Treasurer
                                             and Secretary


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                                  EXHIBIT INDEX

Exhibit       Description                                         Page No.

 99.1         Press Release dated August 12, 2005..................   5